MARKMAN MULTIFUND TRUST
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

     The Prospectus, dated May 1, 1999, of the Markman MultiFunds (the "Portfolios") is hereby amended to reflect that the net asset value of Portfolio shares reported in newspapers will no longer lag the Portfolios' actual net asset value by one business day. The Portfolios' net asset value as reported in the newspapers will be the net asset value of the previous business day. The following replaces the second paragraph under "How to Purchase Shares" on page 7 of the Prospectus:

"Shares of each Portfolio are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers or other agents may charge you a fee for effecting transactions. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day."


                THE DATE OF THIS SUPPLEMENT IS DECEMBER 2, 1999.